Exhibit 99.2

Q2 Fiscal Year 2018 Financial Highlights For the quarter ended July 31, 2017 August 31, 2017

Forward-Looking Statements Safe Harbor

&

Non-GAAP Financial Information

Forward-Looking Statements
Safe Harbor

Certain statements in this communication may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding Tech Data's plans, objectives, expectations and intentions, which may relate to the Technology Solutions business, Tech Data's financial results and estimates and/or business prospects, involve a number of risks and uncertainties and actual results could differ materially from those projected. These forward looking statements are based on current expectations, estimates, forecasts, and projections about the operating environment, economies and markets in which Tech Data operates and the beliefs and assumptions of our management. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words, and similar expressions are intended to identify such forward looking statements. In addition, any statements that refer to projections of Tech Data's future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward looking statements. These forward looking statements are only predictions and are subject to risks, uncertainties, and assumptions. Therefore, actual results may differ materially and adversely from those expressed in any forward looking statements.

For additional information with respect to risks and other factors which could occur, see Tech Data's Annual Report on Form 10-K for the year ended January 31, 2017, including Part I, Item 1A, "Risk Factors" therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the Securities and Exchange Commission (the "SEC") that are available at the SEC's website at www.sec.gov and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Many of these factors are beyond Tech Data's control. Unless otherwise required by applicable securities laws, Tech Data disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Tech Data undertakes no duty to update any forward looking statements contained herein to reflect actual results or changes in Tech Data's expectations.

Non-GAAP Financial Information

This document includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results and outlook should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to sales, income or expense items as adjusted for the impact of changes in foreign currencies (referred to as "constant currency") , non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Adjusted Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures.

Tech Data

Worldwide Q2 FY18: • Worldwide reported net sales of $8.9 billion increased 40% year - over - year and 16% sequentially. The increase in net sales is primarily due to the Technology Solutions business acquired from Avnet, Inc. on February 27, 2017. • On a constant currency basis, net sales increased 41% year - over - year and 13% sequentially. Net Sales 3 $ in Billions Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Asia Pacific $0.0 $0.0 $0.0 $1.0 $1.0 Americas $2.7 $2.6 $2.7 $3.5 $4.2 Europe $3.7 $3.9 $4.7 $4.0 $4.4 Reported Y/Y Growth -3% 1% -1% 29% 40% Y/Y CC Growth⁽¹⁾ -2% 4% 2% 33% 41% $7.7 $6.4 $6.5 $7.4 58% 42% 60% 40% 6 4% 36% 52% 45% 3% 50% 47% 3% $8.9 ⁽¹ ⁾ CC: constant currency

Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Americas $2.7 $2.6 $2.7 $3.5 $4.2 Reported Y/Y growth -3% 2% 0% 45% 57% Y/Y CC growth⁽¹⁾ -2% 2% 0% 45% 57% $2.7 $2.6 $2.7 $3.5 $4.2 -4% -2% 0% 2% 4% 6% 8% 10% 12% $(0.3) $0.3 $0.8 $1.3 $1.8 $2.3 $2.8 $3.3 $3.8 $4.3 $4.8 $ in Billions Net Sales Americas Q2 FY18: • Americas reported net sales of $4.2 billion increased 57% year - over - year and 21% sequentially . The increase in net sales is primarily attributed to the addition of Technology Solutions. 4 ⁽¹ ⁾ CC: constant currency

$ in Billions Net Sales Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Europe $3.7 $3.9 $4.7 $4.0 $4.4 Reported Y/Y growth -4% 1% -1% 12% 20% Y/Y CC growth⁽¹⁾ -2% 5% 3% 19% 21% $3.7 $3.9 $4.7 $4.0 $4.4 -5% -3% -1% 1% 3% 5% 7% 9% 11% 13% 15% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Europe 5 Q2 FY18: • Europe’s reported net sales of $4.4 billion increased 20% year - over - year and 10% sequentially. The increase in net sales is primarily attributed to the addition of Technology Solutions. • On a constant currency basis, net sales increased 2 1 % year - over - year and 5% sequentially. ⁽¹ ⁾ CC: constant currency

$ in Billions Net Sales Asia Pacific 6 Q2 FY18: • The Asia Pacific region’s reported net sales were $0.3 billion. • No prior period results reported for the region by Tech Data due to the acquisition of the Technology Solutions business on February 27, 2017. Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Americas $- $- $- $0.2 $0.2 0 0.02 0.04 0.06 0.08 0.1 0.12 0.14 0.16 0.18 0.2 0.22 0.24 0.26 0.28 0.3 0.32 0.34 0.36 0.38 0.4 0.42 0.44 0.46 0.48 0.5 0.52 0.54 0.56 0.58 0.6 0.62 0.64 0.66 0.68 0.7 0.72 0.74 0.76 0.78 0.8 0.82 0.84 0.86 0.88 0.9 0.92 0.94 0.96 0.98 1 $- $0.1 $0.1 $0.2 $0.2 $0.3 $0.3 $0.2

7 $316.5 $315.8 $371.0 $457.1 $515.6 4.98% 4.87% 5.00% 5.96% 5.80% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $- $100.0 $200.0 $300.0 $400.0 $500.0 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Gross Profit Gross Margin $ in Millions Quarterly Results Q2 FY18: • Gross profit of $515.6 million increased $199.1 million or 63% compared to the prior - year quarter. • Gross profit margin increased 82 basis points from the prior - year quarter. • The increase in gross profit and gross margin percentage is primarily attributable to the addition of Technology Solutions. $ in Millions Gross Profit and Margin Worldwide

$238.4 $234.7 $248.9 $333.9 $387.7 3.75% 3.62% 3.35% 4.36% 4.37% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 $ in Millions (1) Non - GAAP SG&A excludes acquisition - related amortization of intangibles expenses. See GAAP to Non - GAAP reconciliation in the appendix. SG&A Expenses Worldwide Q2 FY18: • Non - GAAP SG&A expenses of $387.7 million increased $149.4 million or 63% compared to the prior - year quarter. • Non - GAAP SG&A as a percentage of net sales increased 62 basis points from the prior - year quarter . • The increase in both dollars and percentage of net sales, on a GAAP and non - GAAP basis, is primarily attributable to the addition of Technology Solutions. • GAAP depreciation and amortization expense was $38.9 million compared to $14.0 million in the prior - year quarter. 8 $243.8 $240.0 $253.9 $352.6 $410.6 3.84% 3.70% 3.42% 4.60% 4.62% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 SG&A Expenses (Non - GAAP) (1) SG&A Expenses

$78.1 $81.1 $122.1 $123.2 $127.8 1.23% 1.25% 1.64% 1.61% 1.44% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 $ in Millions ⁽ ¹ ⁾ See the GAAP to Non - GAAP reconciliation in the appendix. 9 Operating Income Worldwide Q2 FY18: • Worldwide non - GAAP operating income of $127.8 million increased $49.8 million or 64% compared to the prior - year quarter . • Worldwide non - GAAP operating margin improved 21 basis points from the prior - year quarter. • The increase in operating income and operating margin percentage, on a GAAP and non - GAAP basis, is primarily attributable to the addition of Technology Solutions. $73.4 $62.9 $103.1 $75.1 $103.5 1.15% 0.97% 1.39% 0.98% 1.17% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Operating Income (Non - GAAP) (1) Operating Income

$38.8 $42.5 $47.4 $78.5 $84.7 1.45% 1.62% 1.75% 2.26% 2.02% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 (1) Before stock compensation expense. (2) See the GAAP to non - GAAP reconciliation in the appendix. $ in Millions 10 Operating Income (1) Americas Q2 FY18: • Americas ’ non - GAAP operating income of $84.7 million increased $45.9 million or 118% compared to the prior - year quarter. • Non - GAAP operating margin improved 57 basis points over the prior - year quarter. • The increase in operating income and operating margin percentage, on a GAAP and non - GAAP basis, is primarily attributable to the addition of Technology Solutions. $41.2 $32.4 $39.3 $50.9 $88.0 1.54% 1.24% 1.45% 1.47% 2.10% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Operating Income (Non - GAAP) (2) Operating Income

11 $43.1 $42.2 $77.7 $44.1 $43.4 1.17% 1.09% 1.65% 1.10% 0.99% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 (1) Before stock compensation expense. (2) See the GAAP to non - GAAP reconciliation in the appendix. $ in Millions Operating Income (1) Europe Q2 FY18: • Europe’s non - GAAP operating income of $43.4 million increased $0.3 million or 1 % compared to the prior - year quarter. • Non - GAAP operating margin declined 18 basis points from the prior - year quarter. $35.9 $34.0 $66.7 $24.8 $18.5 0.98% 0.88% 1.41% 0.62% 0.42% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Operating Income (Non - GAAP) (2) Operating Income

$5.2 $6.7 2.76% 2.32% 0 0.01 0.02 0.03 0.04 0.05 0.06 0.07 0.08 0.09 0.1 0 2 4 6 8 10 12 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 12 (1) Before stock compensation expense. (2) See the GAAP to non - GAAP reconciliation in the appendix. $ in Millions Operating Income (1) Asia Pacific Q2 FY18: • The Asia Pacific region’s non - GAAP operating income was $6.7 million or 2.32% of net sales. • No prior period results reported for the region by Tech Data due to the acquisition of the Technology Solutions business on February 27, 2017. $4.3 $5.1 2.28% 1.76% 0 0.01 0.02 0.03 0.04 0.05 0.06 0.07 0.08 0.09 0.1 0 2 4 6 8 10 12 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Operating Income (Non - GAAP) (2) Operating Income

$50.3 $50.9 $87.0 $70.1 $66.7 $1.42 $1.44 $2.45 $1.87 $1.74 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 (1) See the GAAP to non - GAAP reconciliation in the appendix. 13 $ in Millions, except EPS Net Income and EPS Worldwide Q2 FY18: • The effective tax rate was 36.7%, compared to 32.1% in the prior - year quarter. Excluding non - GAAP adjustments, the effective tax rate was 33%, compared to 31.5% in the prior - year quarter. • Non - GAAP net income of $66.7 million increased $16.4 million or 33% compared to the prior - year quarter . • Non - GAAP Earnings per diluted share of $1.74 increased $0.32 or 23% compared to the prior - year quarter. $46.4 $36.5 $78.8 $30.7 $47.5 $1.31 $1.03 $2.22 $0.82 $1.24 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Net Income and EPS (Non - GAAP) (1) Net Income and EPS

14 Cash Metrics Worldwide - $91 $27 $445 $224 $146 -$150 -$50 $50 $150 $250 $350 $450 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Cash Flow from Operations Cash Conversion Cycle $ Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Days of Sales Outstanding 39 40 37 49 51 Days of Supply 32 33 27 30 29 Days of Purchases Outstanding (49) (51) (49) (57) (59) Cash Conversion Cycle 22 22 15 22 21 Q2 FY18: • Net cash generated by operations was $146 million. • The cash balance at the end of the quarter was $1.0 billion. $ in Millions

15% 15% 39% 48% 45% Q2FY17 Q3FY17 Q4FY17 Q1FY18 Q2FY18 Debt $362 $365 $1,363 $2,286 $2,268 Equity $2,108 $2,092 $2,170 $2,481 $2,732 Debt to Total Capital ratio 15% 15% 39% 48% 45% Debt to Total Capital 15 $ in Millions Balance Sheet Highlights Worldwide Q2 FY18: • Accumulated other comprehensive income, which consists of currency translation, net of applicable taxes, was $154.6 million • Capital expenditures were $11 million. • At July 31, 2017, the company had $2.7 billion of equity, and 38.1 million shares outstanding resulting in book value of $71.63 per share. • At July 31, 2017, the company had approximately $1.9 billion of goodwill and acquired intangibles. $

• Company’s Weighted Average Cost of Capital is approximately 8% (2) (1) See reconciliation of ROIC calculation in appendix. (2) Source: Bloomberg, August 25, 2017. 16 Return on Invested Capital (1) Worldwide $ 14% 10% Q2 FY17 TTM Q2 FY18 TTM Adjusted ROIC (1) ROIC (1) 14% 12% Q2 FY17 TTM Q2 FY18 TTM

Total may not foot due to rounding. 17 Product Mix Worldwide • In Q2 FY18, the following vendors represented 10% or more of consolidated net sales: • Apple 12% • HP Inc. 11% • Cisco 11% Products Twelve months ended July 31, 2017 Broadline Notebooks, Tablets, Desktops, Printers & Supplies, Components 43% Data Center Industry Standard Servers, Proprietary Servers, Networking, Storage 26% Software Virtualization, Cloud, Security, Desktop Applications, Operating Systems, Utilities Software 18% Mobility Mobile Phones, Accessories 10% Consumer Electronics TVs, Digital Displays, Consumer A/V Devices Network - Attached Consumer Devices 2% Services 1%

APPENDIX GAAP to Non - GAAP Reconciliations

A - 1 Three months ended July 31, 2016 October 31, 2016 January 31, 2017 April 30, 2017 July 31, 2017 (In thousands) Net Sales $ 6,353,739 $ 6,490,265 $ 7,427,510 $ 7,664,063 $ 8,882,691 GAAP SG&A expenses 243,763$ 239,952$ 253,941$ 352,632$ 410,598$ Acquisition-related intangible assets amortization expense (5,408) (5,243) (5,063) (18,749) (22,855) Non-GAAP SG&A expenses 238,355$ 234,709$ 248,878$ 333,883$ 387,743$ GAAP SG&A percentage of net sales 3.84% 3.70% 3.42% 4.60% 4.62% Non-GAAP SG&A percentage of net sales 3.75% 3.62% 3.35% 4.36% 4.37% Selling, general and administrative ("SG&A") Three months ended SG&A

A - 2 Operating Income Q2 FY18 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ APAC ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 4,192,475$ 4,402,054$ 288,162$ 8,882,691$ GAAP operating income ⁽ ¹ ⁾ 87,975$ 18,464$ 5,066$ (7,974)$ 103,531$ LCD settlements and other, net (29,971) 1,316 - (28,655) Acquisition, integration and restructuring expenses 14,242 14,685 145 1,045 30,117 Acquisition-related intangible assets amortization expense 12,413 8,965 1,477 22,855 Total non-GAAP operating income adjustments (3,316)$ 24,966$ 1,622$ 1,045$ 24,317$ Non-GAAP operating income 84,659$ 43,430$ 6,688$ (6,929)$ 127,848$ GAAP operating margin 2.10% 0.42% 1.76% 1.17% Non-GAAP operating margin 2.02% 0.99% 2.32% 1.44% Three months ended July 31, 2017 ⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 3 Operating Income Q1 FY18 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ APAC ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 3,468,837$ 4,006,920$ 188,306$ 7,664,063$ GAAP operating income ⁽ ¹ ⁾ 50,900$ 24,799$ 4,297$ (4,918)$ 75,078$ LCD settlements and other, net (12,688)$ - - (12,688)$ Acquisition, integration and restructuring expenses 30,182 11,572 - 312 42,066 Acquisition-related intangible assets amortization expense 10,101 7,748 900 18,749 Total non-GAAP operating income adjustments 27,595$ 19,320$ 900$ 312$ 48,127$ Non-GAAP operating income 78,495$ 44,119$ 5,197$ (4,606)$ 123,205$ GAAP operating margin 1.47% 0.62% 2.28% 0.98% Non-GAAP operating margin 2.26% 1.10% 2.76% 1.61% Three months ended April 30, 2017 ⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 4 Operating Income Q4 FY17 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 2,707,286$ 4,720,224$ 7,427,510$ GAAP operating income ⁽ ¹ ⁾ 39,316$ 66,728$ (2,927)$ 103,117$ Acquisition, integration and restructuring expenses 7,496 6,473 13,969 Acquisition-related intangible assets amortization expense 580 4,483 5,063 Total non-GAAP operating income adjustments 8,076$ 10,956$ 19,032$ Non-GAAP operating income 47,392$ 77,684$ (2,927)$ 122,149$ GAAP operating margin 1.45% 1.41% 1.39% Non-GAAP operating margin 1.75% 1.65% 1.64% Three months ended January 31, 2017⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 5 Operating Income Q3 FY17 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 2,614,347$ 3,875,918$ 6,490,265$ GAAP operating income ⁽ ¹ ⁾ 32,414$ 34,008$ (3,550)$ 62,872$ Acquisition, integration and restructuring expenses 9,456 3,559 13,015 Acquisition-related intangible assets amortization expense 580 4,663 5,243 Total non-GAAP operating income adjustments 10,036$ 8,222$ 18,258$ Non-GAAP operating income 42,450$ 42,230$ (3,550)$ 81,130$ GAAP operating margin 1.24% 0.88% 0.97% Non-GAAP operating margin 1.62% 1.09% 1.25% Three months ended October 31, 2016⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 6 Operating Income Q2 FY17 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 2,674,886$ 3,678,853$ 6,353,739$ GAAP operating income ⁽ ¹ ⁾ 41,241$ 35,927$ (3,813)$ 73,355$ Value added tax assessments (407) 1,456 1,049 Acquisition, integration and restructuring expenses 1,046 936 1,982 Acquisition-related intangible assets amortization expense 580 4,828 5,408 LCD settlements and other, net (3,699) - (3,699) Total non-GAAP operating income adjustments (2,480)$ 7,220$ 4,740$ Non-GAAP operating income 38,761$ 43,147$ (3,813)$ 78,095$ GAAP operating margin 1.54% 0.98% 1.15% Non-GAAP operating margin 1.45% 1.17% 1.23% Three months ended July 31, 2016⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 7 Net IncomeDiluted EPS Net IncomeDiluted EPS Net IncomeDiluted EPS Net IncomeDiluted EPS Net IncomeDiluted EPS GAAP Results $46,394 $1.31 $36,506 $1.03 $78,822 $2.22 $30,654 $0.82 $47,459 $1.24 LCD settlements and other, net (3,699) (0.10) - - - - (12,688) (0.34) (28,332) (0.74) Value added tax assessments 1,386 0.04 - - - - - - - - Acquisition, integration and restructuring expenses 1,982 0.05 13,015 0.37 13,969 0.39 42,066 1.12 30,117 0.78 Acquisition-related intangible assets amortization expense 5,408 0.15 5,243 0.15 5,063 0.14 18,749 0.50 22,855 0.60 Acquisition-related financing expenses - - 3,414 0.10 8,476 0.24 8,807 0.24 - - Income tax effect of the above adjustments (1,178) (0.03) (7,277) (0.21) (6,864) (0.19) (17,529) (0.47) (5,367) (0.14) Reversal of deferred tax valuation allowances - - - - (12,455) (0.35) - - - - Non-GAAP results $50,293 $1.42 $50,901 $1.44 $87,011 $2.45 $70,059 $1.87 $66,732 $1.74 Weighted average shares outstanding - diluted 35,378 35,449 35,512 37,468 38,388 Three months ended, July 31, 2016 October 31, 2016 January 31, 2017 April 30, 2017 July 31, 2017 (In thousands, except per share data) Net Income and EPS

A - 8 2017 2016 TTM Net Operating Profit After Tax (NOPAT)*: Operating Income 344,598$ 339,168$ Income taxes on operating income ⁽ ¹ ⁾ (88,150) (103,254) NOPAT 256,448$ 235,914$ Average Invested Capital: Short-term debt (5-qtr average) 340,608$ 16,796$ Long-term debt (5-qtr average) 988,243 349,316 Shareholders' Equity (5-qtr average) 2,316,790 2,036,086 Total average capital 3,645,641 2,402,198 Less: Cash (5-qtr average) (1,081,802) (669,836) Average invested capital less average cash 2,563,839$ 1,732,362$ ROIC 10% 14% * Trailing Twelve Months is abbreviated as TTM. Twelve months ended July 31, ⁽ ¹ ⁾ Income taxes on operating income was calculated using the trailing 12 months effective tax rate during the respective periods. Q1 FY15 Return on Invested Capital $ in thousands

A - 9 2017 2016 TTM Net Operating Profit After Tax (NOPAT), as adjusted *: Non-GAAP operating income ⁽ ¹ ⁾ 454,332$ 323,366$ Income taxes on non-GAAP operating income ⁽ ² ⁾ (134,878) (91,519) NOPAT, as adjusted 319,454$ 231,847$ Average Invested Capital, as adjusted: Short-term debt (5-qtr average) 340,608$ 16,796$ Long-term debt (5-qtr average) 988,243 349,316 Shareholders' Equity (5-qtr average) 2,316,790 2,036,086 Tax effected impact of non-GAAP adjustments ⁽ ³ ⁾ 31,842 (27,154) Total average capital, as adjusted 3,677,483 2,375,044 Less: Cash (5-qtr average) (1,081,802) (669,836) Average invested capital less average cash 2,595,681$ 1,705,208$ Adjusted ROIC 12% 14% * Trailing Twelve Months is abbreviated as TTM. ⁽ ³ ⁾ Represents the 5 quarter average of the year-to-date impact of non-GAAP adjustments. Twelve months ended July 31, ⁽ ¹ ⁾ Represents operating income as adjusted to exclude acquisition, integration and restructuring expenses, LCD settlements and other, net, value added tax assessments and acquisition-related intangible assets amortization expense ⁽ ² ⁾ Income taxes on non-GAAP operating income was calculated using the trailing 12 months effective tax rate adjusted for the impact of non-GAAP adjustments during the respective periods. Q1 FY15 Adjusted Return on Invested Capital $ in thousands